SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 14, 2003
                                                         ---------------

                          INDIAN VILLAGE BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)

  Pennsylvania                       0-25971                     34-1891199
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(State or other)             (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



               100 South Walnut Street, Gnadenhutten, Ohio 44629
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (740) 254-4313
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ITEM 5.  OTHER EVENTS.

         On August 14, 2003, Indian Village Bancorp, Inc. issued a press release which announced that the 2003 Annual Meeting of Shareholders will be held on November 5, 2003.

         A press release announcing the Annual Meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.

         Exhibit 99.1 & Exhibit 99.2 Press Releases dated August 14, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 14, 2003, Indian Village Bancorp, Inc. issued a press release which announced earnings for the three months and year ended
         June 30, 2003.

         A press release announcing the Quarterly Earnings Release is attached as Exhibit 99.2.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INDIAN VILLAGE BANCORP, INC.



Date: August 14, 2003                 By: /s/ Marty R. Lindon
                                          --------------------
                                          Marty R. Lindon
                                          President and Chief Executive Officer